UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2023
 _____________________________
Medtronic plc
(Exact Name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of principal executive offices)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value per share	MDT	New York Stock Exchange
0.375% Senior Notes due 2023	MDT/23B	New York Stock Exchange
0.000% Senior Notes due 2023	MDT/23C	New York Stock Exchange
0.250% Senior Notes due 2025	MDT/25	New York Stock Exchange
0.000% Senior Notes due 2025	MDT/25A	New York Stock Exchange
2.625% Senior Notes due 2025	MDT/25B	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
3.000% Senior Notes due 2028	MDT/28A	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.000% Senior Notes due 2031	MDT/31A	New York Stock Exchange
3.125% Senior Notes due 2031	MDT/31B	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
3.375% Senior Notes due 2034	MDT/34	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.500% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
1.750% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.
The information contained in Item 8.01 is incorporated herein by reference.

Item 8.01	Other Events.
On March 2, 2023, Medtronic plc, a public company organized under the laws of Ireland (the “Company”), announced that its 2023 Annual General Meeting of Shareholders (the “2023 Annual General Meeting”) will be held on Thursday, October 19, 2023. The Company’s Board of Directors has fixed the close of trading on the New York Stock Exchange on Friday, August 25, 2023 as the record date for the determination of shareholders entitled to notice of and to vote during the 2023 Annual General Meeting and any adjournment thereof.
Because the date of the 2023 Annual General Meeting differs by more than 30 days from the anniversary date of the Company’s 2022 Annual General Meeting of Shareholders, the deadline for submission of any shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), and the deadlines for any shareholder to submit a nominee to serve as director or to submit a proposal to be considered at the meeting or for inclusion in the Company's proxy materials outside of Rule 14a-8, as set forth in the Company's proxy statement, filed with the United States Securities and Exchange Commission (the “SEC”) on August 19, 2022, no longer apply. Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles of Association”) and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals by means of this Form 8-K.
To be considered for inclusion in this year’s proxy materials for the 2023 Annual General Meeting, shareholder proposals, including director nominations, must be submitted in writing before the close of business in Dublin, Ireland on Wednesday, May 10, 2023, which the Company has determined to be a reasonable time before it expects to prepare and finalize materials for the 2023 Annual General Meeting. In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2023 Annual General Meeting must also comply with the Articles of Association and all applicable rules and regulations promulgated by the SEC under the Exchange Act. In addition, any shareholders who wish to present a proposal, including any nomination for directors, before the 2023 Annual General Meeting but do not intend for the proposal to be included in our proxy statement pursuant to Rule 14a-8 under the Exchange Act or under the applicable provisions of our Articles of Association, must ensure that notice is submitted in writing no earlier than the opening of business in Dublin, Ireland on Friday, July 21, 2023 and no later than the close of business in Dublin, Ireland on Wednesday, August 30, 2023, which notice must contain the information specified in the Articles of Association. Notices regarding shareholder proposals or director nominations must be provided in writing at the Company’s registered office located at 20 on Hatch, Lower Hatch Street, Dublin 2, D92 XH02, Ireland, Attn: Company Secretary.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medtronic plc

Date: March 7, 2023	By	/s/ Ivan K. Fong
Ivan K. Fong
Executive Vice President, General Counsel and Secretary